UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Accolade, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 1700

Seattle, WA 98101

(Address of Principal Executive
Offices and Zip Code)

(206) 926-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Repurchases of Convertible Notes

On November 16, 2023, Accolade, Inc. (the “Company”) entered into separate, privately negotiated transactions with certain holders of the Company’s outstanding 0.50% Convertible Senior Notes due 2026 (the “Notes”) to repurchase (the “Repurchases”) approximately $76.5 million aggregate principal amount of the Notes for an aggregate cash repurchase price of approximately $65.8 million.

The Repurchases are expected to close on or about November 21, 2023, subject to certain closing conditions. Following the closing of the Repurchases, the Company intends to cancel the repurchased Notes and, after such cancellation of repurchased Notes, approximately $211.0 million aggregate principal amount of the Notes will remain outstanding.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements related to the amount of the Notes to be repurchased and the ability to complete the Repurchases on the timeline described herein or at all. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “maintain,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings, which should be read in conjunction with any forward-looking statements. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: November 16, 2023
	By:	/s/ Stephen Barnes
Stephen Barnes
Chief Financial Officer